SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

OICCO ACQUISITION I, INC.
(Name of Registrant as Specified in its Charter)

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OICCO ACQUISITION I, INC.

48 Wall Street

New York, NY 10005

Tel: 1-877-966-0311

NOTICE OF ACTION TO BE TAKEN
BY WRITTEN CONSENT

October 1, 2014

To The Corporation’s Stockholders:

NOTICE IS HEREBY GIVEN that on August 28, 2014, stockholders holding approximately 75% of the outstanding shares of the common stock of OICCO Acquisition I, Inc. (the “Corporation”) approved, by written consent in lieu of a special meeting of the stockholders of the Corporation an amendment to the Corporation’s Certificate of Incorporation to change the name of the Corporation from “OICCO Acquisition I, Inc.” to “Champion Pain Care Corporation” (the “Name Change”)

The Corporation’s Board of Directors approved the Name Change and the Amendment to the Certificate of Incorporation on August 25, 2014 and recommended that the stockholders of the Corporation approve the Name Change and the Amendment to the Certificate of Incorporation.

The attached Information Statement is being circulated to provide you with notice that the Corporate Actions have been approved by the written consent of the holders of a majority of the Corporation’s outstanding common stock.  No further action by the Corporation’s stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Corporate Actions are expected to become effective twenty (20) days after the date this Information Statement is mailed to the Corporation’s stockholders.

This Notice and the attached Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors of

OICCO Acquisition I, Inc.

           /s/ Terrance Owen

Terrance Owen

Chief Executive Officer

OICCO ACQUISITION I, INC.

48 Wall Street, New York, NY 10005

1-877-966-0311

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

 YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.0001, of OICCO Acquisition I, Inc., a Delaware corporation (“we”, “us”,  “our” or the “Corporation”). The purpose of this Information Statement is to provide notice that a majority of the Corporation’s stockholders, holding 33,998,500 shares or 75.6% of the issued and outstanding shares of the Corporation’s common stock as of the record date of August 25, 2014 (the “Record Date”) approved an amendment to the Corporation’s Certificate of Incorporation to change the name of the Corporation from “OICCO Acquisition I, Inc.” to “Champion Pain Care Corporation.” (the “Name Change”); and

The Corporation will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement is expected to be sent out on or about October 6, 2014 (the “Mailing Date”) to the stockholders of the Corporation as of the Record Date.

The Corporation expects to effect the Name Change by filing the Amendment to the Certificate of Incorporation with the Delaware Secretary of State approximately twenty (20) days after the Mailing Date.

The Corporation is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Delaware General Corporation Law. No additional action will be undertaken by the Corporation with respect to the receipt of the written consents, and no dissenters’ rights are afforded under the Delaware General Corporation Law as a result of the adoption of the Corporate Actions.

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO CHANGE THE NAME OF THE CORPORATION TO “CHAMPION PAIN CARE CORPORATION”

Effective August 25, 2014, the Corporation’s Board of Directors approved an amendment to the Corporation’s Certificate of Incorporation to effect the Name Change Other than the Name Change, the Amendment to the Certificate of Incorporation does not amend the Corporation’s Certificate of Incorporation as presently in effect and will not result in any change to the rights of the Corporation’s security holders or to the capital accounts of the Corporation.

A copy of the proposed Restated Certificate of Incorporation is attached as Exhibit A to this Information Statement.

Reasons for the Name Change

The Corporation’s Board of Directors approved and recommended that the Corporation’s stockholders approve the Name Change to more accurately reflect the Corporation’s business operations.

Name Change and Restated Certificate of Incorporation Approved by Written Consent in Lieu of Meeting

The Corporate Actions were approved by written consent resolutions executed by the holders of a majority of the outstanding shares of entitled to vote on the Record Date in lieu of holding a meeting of the Corporation’s Stockholders.  On the Record Date, those stockholders held 33,998,500 shares, or 75.6% of the outstanding shares, of the Corporation’s common stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The remaining stockholders of the Corporation will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the proposed actions to be taken by written consent.

The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 228 of the Delaware General Corporate Law, which generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by persons holding a majority of the outstanding voting securities of the corporation.

Expected Effectiveness of the Name Change and Restated Certificate of Incorporation

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Corporate Actions cannot become effective until twenty (20) days after the date that this Information Statement is sent to the Corporation’s Stockholders.

To effect the Name Change, the Corporation intends to file the Amendment to the Certificate of Incorporation with the Delaware Secretary of State approximately 20 days after the date that this Information Statement is first sent to the Corporation’s Stockholders of record as of the Record Date. A copy of the Restated Certificate of Incorporation to be filed is attached as Exhibit A to this Information Statement.

No Appraisal Rights

Under the Delaware General Corporation Law, the Corporation’s stockholders are not entitled to appraisal or discount rights with respect to the Name Change or the adoption of the Restated Certificate of Incorporation.

OUTSTANDING VOTING STOCK OF THE CORPORATION

The Board of Directors of the Corporation fixed the close of business on August 28, 2014 as the record date for determining the stockholders entitled to approve the Corporate Actions and to receive copies of this Information Statement (the “Record Date”).  As of the Record Date, there were 45,000,000 shares of common stock outstanding. The Corporation’s common stock constitutes the sole outstanding class of its voting securities. As at the date hereof, the Corporation has not issued any preferred stock.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of the Corporation’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of its voting securities, (ii) each of the Corporation’s directors and each of its named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following tables does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.  As of the Record Date, there were 45,000,000 shares of the Corporation’s common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners (more than 5%)

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (3)
Common Stock	Patricia Genereaux	3,750,000	8.33%
Common Stock	Sheena Sim	3,750,000	8.33%
Common Stock	Allan Gold	6,750,000	15%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Terrance Owen, CEO & Director	3,750,000	8.33%
Common Stock	Jack Fishman, President & Director	3,750,000	8.33%
Common Stock	Emil Schiller, COO & Director	7,000,000	15.56%
Common Stock	Directors and Executive Officers (as a group)	14,500,000	32.22%

 (1) The address for each Beneficial Owner is c/o CHAMPION CARE CORP., 635 Fourth Line, Unit 1, Oakville, ON, L6L 5B0, Canada

(2) The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Based on 45,000,000 shares deemed outstanding as of August 25, 2014.

CHANGES IN CONTROL

The Corporation is not aware of any other arrangement that may result in a change in control of the Corporation.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Corporation will only deliver one Information Statement to multiple stockholders sharing an address unless the Corporation has received contrary instructions from one or more of the stockholders. The Corporation will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

OICCO Acquisition I, Inc.

48 Wall Street

New York, NY 10005

Tel: 1-877-966-0311

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Corporation at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Corporate Actions.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Corporation is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Corporation pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements, and other information filed by the Corporation from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission.  All inquiries regarding the Corporation should be addressed to the principal executive offices of the Corporation at 48 Wall Street, New York, NY 10005 Tel: 1-877-966-0311.

BY ORDER OF THE BOARD OF DIRECTORS OF OICCO ACQUISITION I, INC

Date: October 1, 2014

/s/ Terrance Owen
Terrance Owen Chief Executive Officer

EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

OICCO ACQUISITON I, INC

First:

That the Board of Directors of OICCO Acquisition I, Inc. (the “Corporation”) by Unanimous Written Consent dated as of August 25, 2014, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for the submission of such amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment was as follows:

RESOLVED, that by amendment to the Corporation’s Certificate of

Incorporation, Article “FIRST” shall be deleted and the following shall be inserted in its place and stead:

FIRST: The name of the corporation (hereinafter called the “Corporation”) is:

CHAMPION PAIN CARE CORPORATION.

Second: That pursuant to Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth the resolutions approving the amendment set forth above was signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted.

Third:

 That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chief Executive Officer as of the ________ day of October, 2014.

By:
Terrance Owen Chief Executive Officer